Intevac, Inc.
Investment Presentation March 2003 Kevin Fairbairn, CEO Charles Eddy, CFO

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and make projections about the future financial performance of the Company, including statements related to the Company’s expected sales, product shipments and acceptance, gross margins, operating expenses, profits, cash flow, and income tax expense. We will discuss our products, the markets they address and acceptance of those products by the market. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products and technologies as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update the forward-looking statements made during this presentation.

Intevac Profile LBO From Varian Associates 1991 IPO 1995 Imaging Business — Photonic Technology Division • Military market focus • Break through technologies for next generation intensified imaging — Commercial Imaging Division • Apply technologies developed for military to commercial applications Equipment Systems Business — Principally focused on hard drive disk coating equipment — Presence in flat panel display sputtering equipment market

Intevac Opportunity $25.00 140
120 $20.00 100 NASDAQ NM IVAC
$15.00
80 Shares Outstanding 12.1M
60 $10.00
40 Share Price $ Float 5.7M Revenue $Millions$5.00 20
0 $-
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003
Revenue Hi Low
Imaging Business — Revenue driven by contract R&D, average $7 million annually last 3 years — Transition from R&D to products in 2003/2004 — Significant military revenues in future — Commercial market represents large shorter term opportunity Equipment Systems Business — Peak revenues in ‘97driven by hard disk drive capacity tool buys — Market share leader — Next wave of buys in 03-05 driven by technology and capacity needs

Intensified Imaging History
Intevac Founded
1st Airborne LIVAR® Shipment Portable LIVAR® System
Night Vision Business Sold
1st Model 120 $120M Shipments of Camera
Gen III Tubes Photon-Processor™ Shipment Demonstration Manufacturing Development Beta Manufacturing
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
>$60 Million Spent On Development Of Next Generation Technology

Military Intensified Imaging Products
Military Prefers to Fight In The Dark Military Is Evolving to “Network Centric” Warfare
Information Grid
Sensors Information Objects Command & Control Control Sensor Grid Shooters Information Negated Objects Shooter Grid
Source: “Observation on the Emergence of Network Centrix Warfare; Stein, Fred P.
Intevac Has Developed Revolutionary Digital Based Intensified Imaging Products That Address These Military Needs

Cost Effective Digital Intensified Imaging Solution Long Range: LIVAR®
- Covert target ID at significantly longer ranges than Forward Looking Infra Red Systems — Compact and man portable — Retrofitable to existing targeting systems
Short Range: Photon Processor™ — Miniature extreme low light CMOS digital imager — Performance comparable to Gen III Night Vision technology at 1/3 cost
Utilizing Digital Technology to Enhance Performance and Lower Cost

LIVAR® Operational Concept Detect — Forward Looking Infra Red — Finds “Hot” Objects in Dark
Range and Illuminate — Eye Safe Laser — Covert
Image — 5x Increase in ID Range
Communicate — Digital Information

LIVAR® Product Applications
Target Tracking for Airborne Laser
Manned / Unmanned Airborne
Man-Portable Land / Marine
Scout Vehicles

LIVAR® 2200

CETS: Cost Effective Targeting System

Airborne Laser Program

Photon-Processor™
Extreme Low Light Level Digital Video Imager
Photoelectrons CMOS Imager
Light
Photocathode
Video Output Photon-Processor™
Low Cost Day/Night Operation Patented Technology SXGA (1024 X 1280) Resolution Camera Electronics On-chip Low Power <600 Mw @ 3 VDC

Photon Processor™ Based Products Intensified Imaging Camera Product Applications
- Head Mounted and Miniature Cameras
- Scientific Cameras / Machine Vision
- Security and Night Time Surveillance
Performance Comparable to Gen III Night Vision Technology at 1/3 the Cost Digital Output vs. “Green Glow”

Head-Mounted Cameras intevac 3560 Bassett Street , Santa Clara CA 95054 For Immediate Release Contact: Charley Eddy, CFO (408) 496-2259 ceddy@intevac.com
INTEVAC ANNOUNCES CONTRACT WITH SAIC FOR DEVELOPMENT OF A PROTOTYPE INTENSIFIED CMOS CAMERA FOR ARMY HEAD MOUNTED DISPLAY APPLICATIONS Military HMD Santa Clara, California, October 29, 2002 — Intevac, Inc. (NASDAQ: IVAC) today announced that it has been awarded an $860,000 contract from SAIC for Low Light Level Camera Module development of a miniature intensified CMOS camera based on Intevac’s
EBAPS™ technology. The program is funded by the U.S. Army and is managed Integrated into a Head-Mounted by the Night Vision and Electronic Sensors Directorate (NVESD) at Ft. Belvoir,
Imaging System VA. Gen III Night Vision Performance Coupled with a High Resolution Miniature Display
$200M Annual Potential Military Market Beginning 2007* * Company Estimate

Military Intensified Imaging Product Pipe Line ABL LIVAR® $13 Million Airborne Program $42 Million Cost Effective Targeting LIVAR® $150 Million Head Mounted Cameras $1000 + Million Man Portable LIVAR® $200 Million Vehicle Mounted $20 Million LIVAR® UAV LIVAR® TBD Naval LIVAR® TBD 20032004 2005 20062007 2008 Technology Engineering & Manufacturing Production Demonstration Development PhasePhase Typical Production Run: 8-10 years $$

Commercialized Intensified Imaging Business

Leveraging Technology Developed for Military both at Intevac and Elsewhere

Large Scale Infrastructure Security


Port Authority


Infrastructure Support


Water Watch


Extended Runway


Ferry or Tanker Watch


Border Control

- LIVAR® Enables Automated Detection and Identification of Potential Threats Over Large Areas
- Available Q4 2003

Extreme Low Light Video Cameras Available Q2 2003



- Addressing Shorter Range Nighttime Security/Surveillance Needs

Total Available Market Estimated at > $700 Million

Innovation at the Speed of Light
intevac

LIVAR Competitive Comparison
Long Range Identification >5Km

	Intensified Imaging Camera & Illuminator	LIVAR	Gen III InSb Camera
Wave Length (Micron)	Visible → 0.9	1.5	3 - 5
Eye Safety	X Legal	O	O
Stealth	X Physics	O	O
Size	O	O	X Large Telescope
Power Requirements	O	O	X Refrigeration
Window Penetration	O	O	X Physics
Read Alphanumerics	O	O	X Physics
Smoke Penetration	Δ	Δ	O
Low Thermal Contrast Scene	O	O	Δ / X
Cost	O	O	X

O Acceptable Δ Marginal X Bad

Innovation at the Speed of Light
intevac

Business Opportunity: Memory Equipment Intevac Founded Limit of Installed Base
MDP 250 Launch MDP 250B MDP 200 +MDP 250B
1Gb/in2 10Gb/in250Gb/in2 100Gb/in2
Longitudinal Media Technology AFC Perpendicular 3-7 Layers 10 Layers >12 Layers 120 MDP 250 122 Units Shipped > $200 Million
100 12 Layer Capacity Technology
Market Share Leader Upgrade 80 Potential
$432M Revenue ‘93 -’02 Revenue $Millions 60 40
20
0 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Memory Equipment Outlook 2002/2003 Inflection Point First Capacity Buys in 2002 Since 1998 — Quotation activity up Analysts Forecasting 25% Growth Over Next 3 Years in Hard Drive Unit Shipments
Hard Drive Shipments 350 100% 90% 300 80% 250 70% Shipped 60% 200 50% Total Units 150 Total Drives Ship ped 40% of Units (Millions) % 100 30% 20% 50 10% Consum er Drives Shipped 0 0%
2000 2001 2002E 2003E 2004E 2005E
Consumer Applications Fuel Growth
Source: TrendFocus & Salomon Smith Barney

Operating Results ($Millions) 2002 2001
Revenue $34 $51 Gross Profit 7 10 Gross Margin 22% 19% Operating Expense R&D 11 14 SG&A 8 7 Total 19 21 Operating Income (11) (12) Other Income/Expense 13 (1) Taxes 7 (4) Net Income $9 ($17)

Balance Sheet ($millions) 12/31/02 12/31/01 Cash $28 $18 RM & WIP 6 18 Finished Goods 10 4 Accounts Receivable 5 8 Property, Plant and Equipment 7 9 Other 4 3 Total Assets $60 $60
Accounts Payable and Accruals $ 7 $ 8 Customer Advances 12 13 Convertible Notes due 2004 1 38 Convertible Notes due 2009 30 - Shareholder Equity 10 1 Liabilities and Shareholders’ Equity $60 $60

Intevac Management
Kevin Fairbairn, CEO Former VP & GM, Applied Materials (16 years) (February 2002) 28 years in high technology Multiple successful new product developments, launches and market developments
Verle Aebi, President, Conceptualized and productized LIVAR® and associated Photonics Technology Division technologies 26 years photonic technology including 12 years at Intevac Military Led higher performance GEN III Night Vision development
Chris Lane, GM Former Director, New Products, Applied Materials (12 years) Intensified Imaging Division Demonstrated skills to bring new products to market
Commercial Systems background
Charles B. Eddy 12 years CFO, Intevac, led IPO CFO CFO at 2 start-ups
Plant Manager and Controller at Intel
Intensified Imaging Team Continuity from inception to productization 50% of team have 12 years Intevac experience Demonstrated success in manufacturing leading edge night vision tubes (60,000 units)

2003 Priorities
Additional LIVAR® Military Program Wins Military Head Mounted Display Program Win 1000 Unit/Month Pilot Production Capability for LIVAR and EBAPS Sensors Introduce Commercial Security Camera Line Introduce Commercial Long Range ID systems Establish Commercial Imaging Sales and Distribution Win Lion’s Share of Media Capacity and Technology Upgrades Design/Ship First Perpendicular Media System Extract Value from FPD